UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2014

Nhale, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-182761	38-3870905
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 FM 1960 West Suite 450 Houston, TX	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 671-6877
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective August 28, 2014, Nhale, Inc., (the “Company, we, our or us”) was notified by our principal independent auditor, LBB & Associates LTD., LLP of Houston, Texas, of the auditor’s decision to cease its services as our independent auditor. In this connection:

(i)	The letter of August 28, 2014 constituted a resignation of our certifying account as of August 28, 2014.

(ii)	On August 29, 2014, we engaged the firm of Harris & Gillespie CPA’s, PLLC of Seattle, Washington, as our independent registered public accounting firm.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

None

Exhibits

16.1	Letter from LBB & Associates LTD., LLP (Former Accountant)

16.2	Letter from Harris & Gillespie CPA’s, PLLC (New Accountant)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nhale, Inc. (Registrant)

Date: September 2, 2014	By:	/s/ Lance Williams
	Name:	Lance Williams
	Title:	Chief Executive Officer

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